AIG
                                MONEY MARKET FUND
                                  ANNUAL REPORT
                                OCTOBER 31, 1997

                                       AIG
                                   ADVISED BY
                          AIG CAPITAL MANAGEMENT CORP.

THE AIG MONEY MARKET FUND
--------------------------------------------------------------------------------
LETTER TO SHAREHOLDERS, OCTOBER 31, 1997

Dear Shareholder:

We are pleased to provide you with the annual report on the AIG Money Market Fund (the "Fund") for its fiscal year ending October 31, 1997.

Despite the heightened volatility of the global financial markets during the twelve months ended October 31, 1997, the Fund continued to provide competitive money market returns while seeking to preserve principal value and maintain a high degree of liquidity. During the reporting period, the U.S. economy was characterized by moderate growth and low inflation accompanied by considerable volatility in the equity and bond markets.

Short term interest rates rose modestly from November through March and peaked in March as a result of the anticipated Federal Reserve Board decision to increase the federal funds rate by 25 basis points on March 25th in a "pre-emptive" strike against inflation. By April, however, it became clear that the economy would moderate and short term yields started to ease. Short term rates exhibited moderate volatility over the remainder of the reporting period amid speculation on whether the Federal Reserve Board would raise interest rates again to keep the economy from overheating and inflation from accelerating.

Despite earlier expectations to the contrary, the Federal Reserve Board kept interest rates unchanged through the end of the reporting period as a consequence of two factors: first, the Federal Reserve's widened tolerance of growth, and second, the turbulence in the financial markets throughout the world. Despite the Federal Reserve Chairman's recent optimistic statements with respect to the financial markets, after Monday, October 27th's 554 point Dow Jones Industrial Average plunge, we believe the Federal Reserve's intentions are clear: any inflationary uptick will be met with a tightening of rates. Mr. Greenspan's remarks before Congress on October 2nd were better indications of his belief that despite little signs of wage-push inflation, employment gains, averaging 230,000 per month, and hourly earnings, increasing at a 3.6% rate over the previous 12 months, were well worth watching and remain important indicators for the Federal Reserve. The Federal Reserve Chairman told a House panel that the excessive demand for workers and the falling unemployment rate suggest that the economy remains on an unsustainable growth track. Indeed, the Producer Price Index rose 0.5% for September (6.0% annualized), indicating that the best inflation news may be behind us. This may be exacerbated by the U.S. Dollar's recent weakness: a strong U.S. Dollar has nullified some inflationary pressures by effectively making imports cheaper. The third quarter Employment Cost Index, released October 28th, at +0.8% (3.2% annualized), was as expected, but an increasingly fragile bull market needs better numbers continually to sustain itself, and thus this figure caused some concern that the Federal Reserve will not be content to "experiment" much longer before rates are nudged upwards. An outside crisis, such as the Asian currency and equity market collapse witnessed near the end of the reporting period, could dampen the Federal Reserve's enthusiasm to tighten, because more pronounced market linkages leave the U.S. Economy more vulnerable to downturns from overseas, and cheaper imports could aid in dampening U.S. inflation.

The Fund continued to maintain a conservative weighted average maturity in its portfolio, which stood at 37 days on October 31, 1997. This figure is shorter than the average Prime Institutional Fund as reported by IBC, which is primarily attributable to the Fund's higher concentration in short term bank obligations and commercial paper. Over the coming quarters, the Fund's investments are expected to maintain, but not substantively lengthen, its weighted average maturity unless prospective market yields warrant an extension strategy. The following pages contain information on the Fund's performance during the reporting period and its portfolio holdings at the end of the reporting period.

We appreciate your participation in the Fund.

Sincerely,



/S/ SIGNATURE
Helen Stefanis
President
AIG Capital Management Corp.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

================================================================================
To the Shareholders and Trustees of
AIG Money Market Fund of
The Advisors' Inner Circle Fund:

We have audited the accompanying statement of net assets of AIG Money Market Fund (the "Fund"), one of the funds constituting The Advisors' Inner Circle Fund, as of October 31, 1997, and the related statements of operations, changes in net assets and financial highlights for the periods presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIG Money Market Fund of The Advisors' Inner Circle Fund as of October 31, 1997, the results of its operations, changes in its net assets, and financial highlights for the periods presented, in conformity with generally accepted accounting principles.





ARTHUR ANDERSEN LLP

Philadelphia, PA
December 12, 1997

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
OCTOBER 31, 1997
================================================================================
AIG MONEY MARKET FUND


---------------------------------------------------------
  FACE
 AMOUNT                                           VALUE
  (000)                                           (000)
---------------------------------------------------------
COMMERCIAL PAPER* (70.7%)
---------------------------------------------------------
   Bank Holding Companies (4.5%)
---------------------------------------------------------
          J.P. Morgan
 $20,000    5.571, 12/23/97                      $19,841
---------------------------------------------------------
   BEAUTY PRODUCTS (8.7%)
---------------------------------------------------------
          Gillette (A)
  20,000    5.673, 11/03/97                       19,994
          Procter & Gamble
  18,000    5.576, 11/07/97                       17,983
---------------------------------------------------------
                                                  37,977
---------------------------------------------------------
   FOOD, BEVERAGE & TOBACCO (4.4%)
---------------------------------------------------------
          Coca-Cola
   5,000    5.529, 11/10/97                        4,993
          Sara Lee
  14,400    5.653, 11/03/97                       14,395
---------------------------------------------------------
                                                  19,388
---------------------------------------------------------
   INDUSTRIAL (3.4%)
---------------------------------------------------------
          General Electric
  15,000    5.608, 01/08/98                       14,843

---------------------------------------------------------
   MISCELLANEOUS-BUSINESS CREDIT INSTITUTIONS (6.6%)
---------------------------------------------------------
          Chevron U.K. Investment PLC
   5,000    5.529, 11/06/97                        4,996
  10,000    5.540, 11/20/97                        9,971
          Vattenfall Treasury
  14,000    5.571, 12/09/97                       13,919
---------------------------------------------------------
                                                  28,886
---------------------------------------------------------
   NATIONAL COMMERCIAL BANKS (16.4%)
---------------------------------------------------------
          Bank of Montreal
  15,000    5.572, 11/24/97                       14,947
          Bil North America
  15,000    5.612, 11/17/97                       14,963
          Dresdner U.S. Finance
  15,000    5.530, 11/04/97                       14,993
          KFW International Finance
   7,000    5.517, 11/05/97                        6,996
   4,850    5.631, 12/29/97                        4,807
          UBS Finance
  15,000    5.693, 11/03/97                       14,995
---------------------------------------------------------
                                                  71,701
---------------------------------------------------------

---------------------------------------------------------
  FACE
 AMOUNT                                           VALUE
  (000)                                           (000)
---------------------------------------------------------
   PERSONAL CREDIT INSTITUTIONS (3.4%)
---------------------------------------------------------
          General Electric Capital Services
 $15,000    5.669, 01/29/98                      $14,793
---------------------------------------------------------
   PETROLEUM & FUEL PRODUCTS (3.8%)
---------------------------------------------------------
          Gaz de France
  16,700    5.528, 11/18/97                       16,657
---------------------------------------------------------
   PHARMACEUTICALS (2.5%)
---------------------------------------------------------
          Glaxo Wellcome PLC (A)
  11,000    5.669, 01/21/98                       10,862
---------------------------------------------------------
   RETAIL-RESTAURANTS (3.4%)
---------------------------------------------------------
          McDonald's
  15,000    5.653, 11/03/97                       14,995
---------------------------------------------------------
   SECURITIES BROKERAGE/DEALERS (9.1%)
---------------------------------------------------------
          Goldman Sachs
  15,000    5.550, 11/10/97                       14,979
   5,000    5.547, 11/12/97                        4,992
          Merrill Lynch
  10,000    5.609, 12/04/97                        9,949
  10,000    5.752, 03/17/98                        9,788
---------------------------------------------------------
                                                  39,708
---------------------------------------------------------
   TELEPHONES & TELECOMMUNICATION (4.5%)
---------------------------------------------------------
          Telstra
  10,000    5.535, 11/19/97                        9,972
  10,000    5.553, 12/10/97                        9,940
---------------------------------------------------------
                                                  19,912
---------------------------------------------------------
          TOTAL COMMERCIAL PAPER
            (Cost $309,563)                      309,563
---------------------------------------------------------
CERTIFICATES OF DEPOSIT* (22.9%)
---------------------------------------------------------
          ABN Ambro Bank N.V.
  10,000    5.650, 12/23/97                        9,998
   5,000    5.650, 12/23/97                        4,999
          Australia & New Zealand Banking
            Group Limited
  10,000    5.670, 02/09/98                       10,000
          Hong Kong & Shanghai Banking
  15,000    5.590, 12/18/97                       15,000
          Industrial Bank of Japan
  10,000    5.650, 11/18/97                       10,000


     The accompanying notes are an integral part of the financial statements

STATEMENT OF NET ASSETS                          THE ADVISORS' INNER CIRCLE FUND
OCTOBER 31, 1997
================================================================================
---------------------------------------------------------
  FACE
 AMOUNT                                           VALUE
  (000)                                           (000)
---------------------------------------------------------
CERTIFICATES OF DEPOSIT (CONTINUED)
---------------------------------------------------------
          Landesbank Hessen-Thueringen
            Girozentrale
$  5,000    5.800, 01/16/98                    $   4,999
          Societe Generale
  20,000    5.610, 12/03/97                       20,000
          Swiss Bank
  15,000    5.700, 11/20/97                       15,000
          Westdeutsche Landesbank Girozentrale
  10,000    5.640, 01/15/98                       10,000
---------------------------------------------------------
          TOTAL CERTIFICATES OF DEPOSIT
            (Cost $99,996)                        99,996
---------------------------------------------------------
EURO TIME DEPOSITS* (6.5%)
---------------------------------------------------------
          Bayerische Hypotheken-Und
            Wechsel-Bank
  20,000    5.656, 11/03/97                       20,000
          BHF-Bank
   8,625    5.625, 11/03/97                        8,625
---------------------------------------------------------
          TOTAL EURO TIME DEPOSITS
            (Cost $28,625)                        28,625
---------------------------------------------------------
          TOTAL INVESTMENTS (100.1%)
            (Cost $438,184)                      438,184
---------------------------------------------------------
OTHER ASSETS AND LIABILITIES, NET (-0.1%)           (305)
---------------------------------------------------------
          TOTAL NET ASSETS (100.0%)             $437,879
---------------------------------------------------------

---------------------------------------------------------
                                                  VALUE
                                                  (000)
---------------------------------------------------------
NET ASSETS:
---------------------------------------------------------
          Portfolio Shares of Class A (unlimited
            authorization -- no par value)
            based on  329,122,284 outstanding
            shares of beneficial interest       $329,123
          Portfolio Shares of Class B
           (unlimited authorization --
            no par value) based on
            108,753,034 outstanding shares
            of beneficial interest               108,753
          Undistributed Net Investment Income          3
---------------------------------------------------------
          TOTAL NET ASSETS (100.0%)             $437,879
---------------------------------------------------------
          Net Asset Value, Offering
            and Redemption
            Price Per Share -- Class A             $1.00
          Net Asset Value, Offering
            and Redemption
            Price Per Share -- Class B             $1.00
---------------------------------------------------------
(A) SECURITY SOLD WITHIN TERMS OF A PRIVATE PLACEMENT MEMORANDUM, EXEMPT FROM REGISTRATION UNDER SECTION 4(2) OR 144A OF THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE SOLD ONLY TO DEALERS IN THAT PROGRAM OR OTHER "ACCREDITED INVESTORS." THESE SECURITIES HAVE BEEN DETERMINED TO BE LIQUID UNDER GUIDELINES ESTABLISHED BY THE BOARD OF TRUSTEES.
 *  DISCLOSURE PRESENTS
    ANNUALIZED YIELD AT DATE OF PURCHASE FOR DISCOUNT SECURITIES, AND COUPON FOR COUPON-BEARING SECURITIES.
PLC -- PUBLIC LIMITED CORPORATION

     The accompanying notes are an integral part of the financial statements

STATEMENT OF OPERATIONS                          THE ADVISORS' INNER CIRCLE FUND

================================================================================
                                                                   11/1/96 to
                                                                    10/31/97
AIG MONEY MARKET FUND                                                (000)
--------------------------------------------------------------------------------
INVESTMENT INCOME:
   Interest                                                         $25,591
                                                                    -------
     Total Investment Income                                         25,591
                                                                    -------

EXPENSES:
   Investment Advisory Fees                                           1,149
   Waiver of Investment Advisory Fees                                  (459)
   Administrative Fees                                                  383
   Waiver of Administrative Fees                                        (57)
   Custodian Fees                                                        54
   Professional Fees                                                     50
   Distribution Fees (1)                                                420
   Transfer Agent Fees                                                   46
   Printing Fees                                                         23
   Trustee Fees                                                           6
   Registration and Filing Fees                                          33
   Insurance and Other Fees                                              16
   Amortization of Deferred Organizational Costs                          7
   Rating Fees                                                           15
                                                                    -------
       Total Expenses                                                 1,686
                                                                    -------
     Net Investment Income                                           23,905
                                                                    -------
NET REALIZED GAIN FROM SECURITIES SOLD                                    2
                                                                    -------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $23,907
                                                                    =======
(1) Distribution fees are incurred by the Class B Shares only.


     The accompanying notes are an integral part of the financial statements

STATEMENT OF CHANGES IN NET ASSETS               THE ADVISORS' INNER CIRCLE FUND

================================================================================
                                                       11/1/96 to    11/1/95 to
                                                        10/31/97      10/31/96
AIG MONEY MARKETFUND                                      (000)         (000)
--------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
   Net Investment Income                              $    23,905  $    22,328
   Net Realized Gain (Loss) on Securities                       2           (1)
                                                      -----------  -----------
     Increase in Net Assets Resulting from Operations      23,907       22,327
                                                      -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   Net Investment Income
     Class A                                              (17,990)     (16,913)
     Class B                                               (5,915)      (5,415)
                                                      -----------  -----------
   Total Distributions                                    (23,905)     (22,328)
                                                      -----------  -----------
SHARE TRANSACTIONS (AT $1.00 PER SHARE):
   Class A
     Shares Issued                                     24,277,294   20,518,210
     Shares Issued in Lieu of Cash Distributions           17,863       16,941
     Shares Redeemed                                  (24,219,898) (20,594,942)
                                                      -----------  -----------
       Net Class A Share Transactions                      75,259      (59,791)
                                                      -----------  -----------
   Class B
     Shares Issued                                        398,868      298,083
     Shares Issued in Lieu of Cash Distributions            5,874        5,368
     Shares Redeemed                                     (431,373)    (288,549)
                                                      -----------  -----------
       Net Class B Share Transactions                     (26,631)      14,902
                                                      -----------  -----------
Increase(Decrease)in Net Assets From Share Transactions    48,628      (44,889)
                                                      -----------  -----------
Total Increase (Decrease) in Net Assets                    48,630      (44,890)
NET ASSETS:
   Beginning of Period                                    389,249      434,139
                                                      -----------  -----------
   End of Period                                      $   437,879  $   389,249
                                                      ===========  ===========


     The accompanying notes are an integral part of the financial statements


FINANCIAL HIGHLIGHTS                                                                        THE ADVISORS' INNER CIRCLE FUND

====================================================================================================================================
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD
                                                                                                                        RATIO
                                                                                                            RATIO       OF NET
                        NET                               NET               NET                 RATIO     OF EXPENSES   INCOME
                       ASSET              DISTRIBUTIONS  ASSET             ASSETS    RATIO      OF NET    TO AVERAGE  TO AVERAGE
                       VALUE       NET      FROM NET     VALUE              END    OF EXPENSES  INCOME    NET ASSETS  NET ASSETS
                     BEGINNING INVESTMENT  INVESTMENT     END     TOTAL  OF PERIOD TO AVERAGE  TO AVERAGE (EXCLUDING  (EXCLUDING
                     OF PERIOD   INCOME      INCOME     OF PERIOD RETURN   (000)   NET ASSETS  NET ASSETS   WAIVERS)    WAIVERS)
                     --------- ---------- ------------- --------- ------ --------- ----------- ---------- ----------- -----------
---------------------
AIG MONEY MARKET FUND
---------------------
   CLASS A (1)
     1997              $1.00      0.05       (0.05)      $1.00    5.41%   $329,125    0.27%      5.30%       0.39%       5.18%
     1996              $1.00      0.05       (0.05)      $1.00    5.26%   $253,865    0.39%      5.15%       0.41%       5.13%
     1995              $1.00      0.05       (0.05)      $1.00    5.75%*  $313,657    0.40%*     5.60%*      0.47%*      5.53%*
   CLASS B (1)
     1997              $1.00      0.05       (0.05)      $1.00    5.04%   $108,754    0.63%      4.93%       0.74%       4.82%
     1996              $1.00      0.05       (0.05)      $1.00    4.89%   $135,384    0.74%      4.79%       0.77%       4.76%
     1995              $1.00      0.04       (0.04)      $1.00    5.43%*  $120,482    0.75%*     5.18%*      0.85%*      5.08%*

  * ANNUALIZED
(1) THE AIG MONEY MARKET FUND CLASS A AND CLASS B COMMENCED OPERATIONS ON DECEMBER 1, 1994 AND FEBRUARY 16, 1995, RESPECTIVELY.

     The accompanying notes are an integral part of the financial statements

NOTES TO FINANCIAL STATEMENTS                    THE ADVISORS' INNER CIRCLE FUND
OCTOBER 31, 1997
================================================================================
1.   ORGANIZATION:

     THE ADVISORS' INNER CIRCLE FUND (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified open-end management investment company with nine portfolios, three of which have not commenced operations as of October 31, 1997. The financial statements herein are those of one such portfolio, the AIG Money Market Fund (the "Fund"), which offers two classes of shares: Class A and Class B. The financial statements of the remaining portfolios are presented separately. The assets of each portfolio are segregated, and a Shareholder's interest is limited to the portfolio in which shares are held. The Fund's prospectuses provide a description of the Fund's investment objectives, policies and strategies.

2.   SIGNIFICANT ACCOUNTING POLICIES:

     The following is a summary of the significant accounting policies followed by the Fund.

         SECURITY VALUATION -- Investment securities are stated at amortized cost, which approximates market value. Under this valuation method, purchase discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

         FEDERAL INCOME TAXES -- It is the Fund's intention to qualify as a regulated investment company by complying with the appropriate provisions of the Internal Revenue Code of 1986, as amended. Accordingly, no provision for Federal income taxes is required.

         SECURITY TRANSACTIONS AND RELATED INCOME -- Security transactions are accounted for on the date the security is purchased or sold
         (trade date). Interest income is recognized on the accrual basis. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold during the respective holding period.

         NET ASSET VALUE PER SHARE -- The net asset value per share of the Fund is calculated on each business day by dividing the total value of assets, less liabilities, by the number of shares outstanding.

         REPURCHASE   AGREEMENTS  --  Securities   pledged  as  collateral   for
         repurchase agreements are held by the custodian bank until the respective agreements mature. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

         EXPENSES -- Expenses that are directly related to the Fund are charged directly to the Fund. Other operating expenses of the Trust are prorated to the portfolios on the basis of relative net asset value. Class specific expenses, such as the 12b-1 fees, are borne by that class. Income, other expenses and realized gains and losses of the Fund are allocated to the respective classes on the basis of the relative net asset value each day.

NOTES TO FINANCIAL STATEMENTS (CONTINUED)        THE ADVISORS' INNER CIRCLE FUND
OCTOBER 31, 1997
================================================================================


         DISTRIBUTIONS TO SHAREHOLDERS -- Distributions from net investment income are declared daily and paid to Shareholders monthly. Any net realized capital gains are distributed to Shareholders at least annually.

         Distributions from net investment income and net realized capital gains are determined in accordance with U.S. Federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital in the period that the differences arise. These reclassifications have no effect on net assets or net asset value.

         USE  OF  ESTIMATES  --The   preparation  of  financial   statements  in
         conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.   ORGANIZATION COSTS AND TRANSACTIONS WITH AFFILIATES:

     The Fund incurred organization costs of $33,000. These costs have been capitalized by the Fund and are being amortized over sixty months commencing with operations. In the event any of the initial shares of the Fund are redeemed by any holder thereof during the period that the Fund is amortizing its organizational costs, the redemption proceeds payable to the holder thereof by the Fund will be reduced by the unamortized organizational costs in the same ratio as the number of initial shares being redeemed bears to the number of initial shares outstanding at the time of redemption. Organization costs include legal fees of approximately $21,000 for organizational work performed by a law firm of which a trustee of the Trust is a partner and two officers of the Trust are partners.

     Certain officers of the Trust are also officers of SEI Fund Resources (the "Administrator") and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

4.   ADMINISTRATION, SHAREHOLDER SERVICING AND DISTRIBUTION AGREEMENTS:

     The Trust and the Administrator were parties to an Administration Agreement under which the Administrator provided administrative services at an annual rate of .145% of the Fund's average daily net assets up to $100 million; .1125% of the Fund's average daily assets from $100 million up to and including $200 million; .07% of the Fund's average daily net assets from $200 million up to and including $450 million; and .05% of the Fund's average daily net assets over $450 million. There was a minimum annual fee of $100,000. The Administrator agreed to waive a portion of its fee in order to limit certain expenses of the Fund.

     Effective May 1, 1997 the Administration Agreement has been amended to reflect fees at an annual rate of .10% of the Fund's average daily net assets up to $50 million; .08% of the average daily net assets from $50 million up to and including $250 million; .06% of the average daily net assets from $250 million up to and including $450 million; and .05% of the average daily net assets in excess of $450 million. There is a minimum annual fee of $75,000 per portfolio plus $15,000 for each additional class.

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)        THE ADVISORS' INNER CIRCLE FUND
OCTOBER 31, 1997
================================================================================
     The Trust and the Distributor entered into a Distribution Agreement dated November 14, 1991 as amended and restated August 8, 1994. The Distributor receives no fees for its distribution services under this agreement.

     AIG Equity Sales Corp. serves as the Sub-Distributor and Shareholder Servicing Agent to the Fund. The Fund has adopted a Distribution Plan ("the Plan") relating to the Class B shares pursuant to the Investment Company Act of 1940, Rule 12b-1. The Plan provides for payment of fees to the Distributor at an annual rate of .35% of the average daily net assets of the Class B shares. Such fees are then paid to the Sub-Distributor for services provided.

          DST Systems, Inc. (the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

5.   INVESTMENT ADVISORY AND CUSTODIAN AGREEMENTS:

     The Trust and AIG Capital Management Corp. (the "Advisor") are parties to an Investment Advisory Agreement (the "Advisory Agreement"). Under the terms of the Advisory Agreement, the Advisor receives an annual fee equal to .25% of the Fund's average daily net assets. The Advisor has voluntarily agreed to waive
 .10% of its fee, and to waive additional fees and/or reimburse certain expenses of the Portfolio in order to limit operating expenses to not more than .40% of the average daily net assets of Class A and not more than .75% of the average daily net assets of Class B. Fee waivers are voluntary and may be terminated at any time upon sixty days' written notice to the Fund.

     CoreStates Bank, N.A. acts as custodian (the "Custodian") for the Fund. Fees of the Custodian are being paid on the basis of the net assets of the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and sold by the Fund.

6.   CONCENTRATION OF CREDIT RISK:

     The Fund invests primarily in high quality money market instruments. The Fund maintains a diversified portfolio which currently has a concentration of assets in the banking industry. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in the banking industry. The summary of credit quality rating for securities held by the Fund at October 31, 1997 is as follows:

                  S & P                  MOODY'S
             ----------------      ----------------
             A-1 +     91.2%        P-1      100.0%
             A-1        8.8%
                     --------
                      100.0%

                             NOTICE TO SHAREHOLDERS
                                       OF
                         THE ADVISORS' INNER CIRCLE FUND
                                   (UNAUDITED)

For the shareholders that do not have a October 31, 1997 taxable year end, this notice is for informational purposes only. For shareholders with a October 31, 1997 taxable year end, please consult your tax adviser as to the pertinence of this notice.

For the fiscal year ended October 31, 1997, the portfolio is designating long term capital gains, qualifying dividends and exempt interest income with regard to distributions paid during the year as follows:

                                (A)                 (B)
                             LONG TERM           ORDINARY              (C)
                           CAPITAL GAIN           INCOME              TOTAL
                           DISTRIBUTIONS       DISTRIBUTIONS      DISTRIBUTIONS
           PORTFOLIO        (TAX BASIS)         (TAX BASIS)        (TAX BASIS)
           ---------       -------------       -------------      -------------
AIG Money Market Fund           0%                 100%               100%

                                (D)                 (E)                (F)
                            QUALIFYING          TAX EXEMPT           FOREIGN
           PORTFOLIO       DIVIDENDS (1)         INTEREST          TAX CREDIT
           ---------       -------------       -------------      -------------
AIG Money Market Fund           0%                   0%                 0%

---------------
(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION.
  * ITEMS (A) AND (B) ARE BASED ON A PERCENTAGE OF THE PORTFOLIO'S
    TOTAL DISTRIBUTIONS.
 ** ITEMS (D) AND (E) ARE BASED ON A PERCENTAGE OF ORDINARY INCOME DISTRIBUTIONS
    OF THE PORTFOLIO.

    INVESTMENT ADVISOR:
    AIG CAPITAL MANAGEMENT CORP.
    70 PINE STREET
    NEW YORK, NY 10270

    DISTRIBUTOR:
    SEI INVESTMENTS DISTRIBUTION CO.
    OAKS, PA 19456

    SUB-DISTRIBUTOR:
    AIG EQUITY SALES CORP.
    NEW YORK, NY 10270


    For information call: 1-800-845-3885







    This information must be preceded or accompanied by a current prospectus.
    AIG-F-005-04